                         SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                              Actuate Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


Payment of Filing Fee (Check the appropriate box):

[_]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                                    [LOGO]


                              ACTUATE CORPORATION
                             701 Gateway Boulevard
                     South San Francisco, California 94080


                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            To be held May 30, 2001

     The Annual Meeting of Stockholders (the "Annual Meeting") of Actuate Corporation (the "Company") will be held at 701 Gateway Boulevard, South San Francisco, California, on Wednesday, May 30, 2001, at 9:00 a.m. for the following purposes:

     1. To elect six directors of the Board of Directors to serve until the next Annual Meeting or until their successors have been duly elected and qualified;

     2. To ratify the appointment of Ernst & Young LLP, Independent Auditors as the Company's independent public accountants for the fiscal year ending December 31, 2001; and

     3. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

     The foregoing items of business are more fully described in the attached Proxy Statement.

     Only stockholders of record at the close of business on April 6, 2001 are entitled to notice of, and to vote at, the Annual Meeting and at any adjournments or postponements thereof. A list of such stockholders will be available for inspection at the Company's headquarters located at 701 Gateway Boulevard, South San Francisco, California, during ordinary business hours for the ten-day period prior to the Annual Meeting.

                                        BY ORDER OF THE BOARD OF DIRECTORS,



                                        Nicolas C. Nierenberg
                                        Chairman of the Board
                                        and Chief Architect

South San Francisco, California
April 23, 2001

--------------------------------------------------------------------------------
                                   IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE ANNUAL MEETING. IF YOU DECIDE TO ATTEND THE ANNUAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING.
--------------------------------------------------------------------------------

                              ACTUATE CORPORATION
                             701 Gateway Boulevard
                     South San Francisco, California 94080


                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                            To be held May 30, 2001

     These proxy materials are furnished in connection with the solicitation of proxies by the Board of Directors of Actuate Corporation, a Delaware corporation (the "Company"), for the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Company's principal executive offices located at 701 Gateway Boulevard, South San Francisco, California, on Wednesday, May 30, 2001, at 9:00 a.m., and at any adjournment or postponement of the Annual Meeting. These proxy materials were first mailed to stockholders on or about April 23, 2001.

                              PURPOSE OF MEETING

     The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of Annual Meeting of Stockholders. Each proposal is described in more detail in this Proxy Statement.

                   VOTING RIGHTS AND SOLICITATION OF PROXIES

     The Company's Common Stock is the only type of security entitled to vote at the Annual Meeting. On April 6, 2001, the record date for determination of stockholders entitled to vote at the Annual Meeting, there were 58,599,869 shares of Common Stock outstanding. Each stockholder of record on April 6, 2001 is entitled to one vote for each share of Common Stock held by such stockholder on April 6, 2001. All share numbers in this Proxy Statement (including the number of shares outstanding on the record date for the Annual Meeting) have been adjusted to reflect the two-for-one stock split effected by the Company on December 2, 1999 (the "1999 Stock Split") and the two-for-one stock split effected by the Company on August 14, 2000 (the "2000 Stock Split"). Shares of Common Stock may not be voted cumulatively. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Quorum Required

     The Company's bylaws provide that the holders of a majority of the Company's Common Stock issued and outstanding and entitled to vote at the Annual Meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining the presence of a quorum.

Votes Required

     Proposal 1. Directors are elected by a plurality of the affirmative votes cast by those shares present in person, or represented by proxy, and entitled to vote at the Annual Meeting. The six (6) nominees for director receiving the highest number of affirmative votes will be elected. Abstentions and broker non-votes will not be counted toward a nominee's total. Stockholders may not cumulate votes in the election of directors.

     Proposal 2. Ratification of the appointment of Ernst & Young LLP, Independent Auditors as the Company's independent public accountants for the fiscal year ending December 31, 2001 requires the affirmative vote of a majority of those shares present in person, or represented by proxy, and cast either affirmatively or negatively at the Annual Meeting. Abstentions and broker non-votes will not be counted as having been voted on the proposal.

Proxies

     Whether or not you are able to attend the Company's Annual Meeting, you are urged to complete and return the enclosed proxy, which is solicited by the Company's Board of Directors and which will be voted as you direct on your proxy when properly completed. In the event no directions are specified, such proxies will be voted FOR the Nominees of the Board of Directors (as set forth in Proposal 1), FOR Proposal 2, and in the discretion of the proxy holders as to other matters that may properly come before the Annual Meeting. You may also revoke or change your proxy at any time before the Annual Meeting. To do this, send a written notice of revocation or another signed proxy with a later date to the Secretary of the Company at the Company's principal executive offices before the beginning of the Annual Meeting. You may also automatically revoke your proxy by attending the Annual Meeting and voting in person. All shares represented by a valid proxy received prior to the Annual Meeting will be voted.

Solicitation of Proxies

     The Company will bear the entire cost of solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy, and any additional soliciting material furnished to stockholders. Copies of solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, the Company may reimburse such persons for their costs of forwarding the solicitation material to such beneficial owners. The original solicitation of proxies by mail may be supplemented by solicitation by telephone, telegram, or other means by directors, officers, employees, or at the Company's request, Corporate Investor Communications, Inc. ("CIC"), a professional proxy solicitation firm. No additional compensation will be paid to directors, officers or employees for such services, but CIC will be paid its customary fee, estimated to be about $5,000, if it renders solicitation services.

                                   PROPOSAL 1
                                   ----------


                             ELECTION OF DIRECTORS

     The directors who are being nominated for reelection to the Board of Directors (the "Nominees"), their ages as of April 1, 2001, their positions and offices held with the Company and certain biographical information are set forth below. The proxy holders intend to vote all proxies received by them in the accompanying form FOR the Nominees listed below unless otherwise instructed. In the event any Nominee is unable or declines to serve as a director at the time of the Annual Meeting the proxies will be voted for any nominee who may be designated by the present Board of Directors to fill the vacancy. As of the date of this Proxy Statement, the Board of Directors is not aware of any Nominee who is unable or will decline to serve as a director. The six (6) nominees receiving the highest number of affirmative votes of the shares entitled to vote at the Annual Meeting will be elected directors of the Company to serve until the next Annual Meeting or until their successors have been duly elected and qualified.

Nominees                                 Age                    Positions and Offices Held with the Company
------------------------------          -----        ----------------------------------------------------------------
Nicolas C. Nierenberg                    44            Chairman of the Board and Chief Architect
Peter I. Cittadini                       45            Director, President and Chief Executive Officer
George B. Beitzel (1) (2)                72            Director
Kenneth E. Marshall                      48            Director
Arthur C. Patterson (2)                  57            Director
Steven D. Whiteman (1) (2)               50            Director

(1)  Member of Compensation Committee
(2)  Member of Audit Committee

     Nicolas C. Nierenberg is a co-founder of the Company and has been its Chairman of the Board of Directors since November 1993. Mr. Nierenberg was also Chief Executive Officer of the Company from November 1993 until August 2000 and President of the Company from November 1993 until October 1998. Prior to founding the Company, from April 1993 to November 1993, Mr. Nierenberg worked as a consultant for Accel Partners, a venture capital firm, evaluating investment opportunities in the enterprise software market. Mr. Nierenberg co-founded Unify Corporation, which develops and markets relational database development tools. Mr. Nierenberg held a number of positions at Unify including, Chairman of the Board of Directors, Chief Executive Officer, President, Vice President, Engineering and Chief Technical Officer. Mr. Nierenberg is currently a director for Vastera Inc., a publicly held e.Business solutions company, and privately held software companies Internetivity Inc. and Rapt Inc. Mr. Nierenberg attended the University of California, Los Angeles and the University of California, San Diego where he studied computer science and economics.

     Peter I. Cittadini was named as the Chief Executive Officer of the Company on August 1, 2000 and has been the President of the Company since October 1998. Mr. Cittadini was also Chief Operating Officer of the Company from October 1998 until August 2000 and served as the Company's Executive Vice President from January 1995 to October 1998. From 1992 to January 1995, Mr. Cittadini held a number of positions at Interleaf, Inc., an enterprise software publishing company, including Senior Vice President of Worldwide Operations responsible for worldwide sales, marketing, customer support and services. From 1985 to 1991, Mr. Cittadini held a number of positions at Oracle Corporation, including Vice President, Northeast Division. Mr. Cittadini currently serves as a director of Syncata, a privately held software consulting firm. Mr. Cittadini holds a B.A. in Liberal Arts from Boston College.

     George B. Beitzel has been a director of the Company since February 2000. From 1955 until his retirement in 1987, Mr. Beitzel held numerous positions at IBM, including serving as a senior vice president and as a member of the IBM Board of Directors and Corporate Office. During his career Mr. Beitzel has served as a director of a number of companies including Datalogix, FlightSafety, Phillips Petroleum, Roadway Express, Rohm & Haas and Square D. Mr. Beitzel currently serves as director of Bankers Trust (a subsidiary of Deutsche Bank), Bitstream, Computer Task Group and Staff Leasing. Mr. Beitzel holds a BA and an honorary Doctor of Law degree from Amherst College and an M.B.A. from Harvard University. Mr. Beitzel is also Chairman Emeritus of The Colonial Williamsburg Foundation and Chairman Emeritus of the Amherst Board of Trustees.

     Kenneth E. Marshall has been a director of the Company since January 2001. Mr. Marshall is Chairman of the Board of Directors and Chief Executive Officer of Extraprise, Inc., an international provider of integrated customer relationship management solutions, which he founded in April 1997. From November 1995 to November 1996, Mr. Marshall served as president and Chief Operating Officer of Giga Information Group, an information technology advisory company. From January 1990 to November 1995, Mr. Marshall served as President and Chief Executive Officer of Object Design, Inc., an object-oriented database company. From March 1985 to December 1989, Mr. Marshall worked for Oracle Corporation, where he served as an Oracle group vice president and was the founder of Oracle's consulting services business. Mr. Marshall holds a B.S. in Social Science from Northeastern University and an M.A. in Economics from Boston College.

     Arthur C. Patterson has been a director of the Company since November 1993. Mr. Patterson is the founding partner of Accel Partners, a venture capital firm, which he founded in 1983. Mr. Patterson currently serves as a director of Portal Software, Inc. and several privately held enterprise software and communications companies. Mr. Patterson holds an A.B. and an M.B.A. from Harvard University.

     Steven D. Whiteman has been a director of the Company since April 1998. Since June 2000, Mr. Whiteman has worked as an independent consultant. From May 1993 to June 2000, Mr. Whiteman worked for Viasoft, Inc., a publicly traded software application and services company, where he held a number of positions, including, President, Chairman of the Board, and Chief Executive Officer. Mr. Whiteman currently serves as a director of Unify Corporation and Netpro Computing. Mr. Whiteman holds a B.A. in Business Administration from Taylor University and an M.B.A. from the University of Cincinnati.

Board of Directors Meetings and Committees

     During the fiscal year ended December 31, 2000, the Board of Directors held seven (7) meetings and acted by unanimous written consent two (2) times. For the fiscal year, all of the directors except two attended or participated in at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board of Directors on which each such director served. The Board of Directors has three (3) standing committees: the Compensation Committee, the Audit Committee and the Corporate Governance Committee.

     During the fiscal year ended December 31, 2000, the Compensation Committee of the Board of Directors held one (1) meeting. The Compensation Committee reviews the performance of the executive officers of the Company, establishes compensation programs for the officers, and reviews the compensation programs for other key employees, including salary and cash bonus levels and option grants under the 1998 Equity Incentive Plan. The members of the Compensation Committee are Messrs. Beitzel and Whiteman.

     During the fiscal year ended December 31, 2000, the Audit Committee of the Board of Directors held three (3) meetings. The Audit Committee reviews, acts on and reports to the Board of Directors with respect to various auditing and accounting matters, including the selection of the Company's auditors, the scope of the annual audits, fees to be paid to the Company's auditors, the performance of the Company's auditors and the accounting practices of the Company. The members of the Audit Committee are Messrs. Beitzel, Patterson and Whiteman.

Compensation of Directors

     Except for grants of stock options, directors of the Company do not receive compensation for services provided as a director although members are reimbursed for certain expenses in connection with attendance at Board of Directors and Committee meetings. The Company also does not pay compensation for committee participation or special assignments of the Board of Directors.

     Non-employee Board members are eligible for option grants pursuant to the provisions of the 1998 Non-Employee Directors Option Plan. Each individual who first joins the Board as a non-employee director, whether through election or appointment will receive at that time, an automatic option grant for 80,000 shares of Common Stock. With respect to the initial automatic option grant, the option will become exercisable as to 25% of the shares after one year of Board service and in the balance of the shares in a series of 36 equal monthly installments over the remaining period of optionee's Board service. In addition, at each annual stockholders meeting, each non-employee director will automatically be granted at that meeting, whether or not he or she is standing for re-election at that particular meeting, a stock option to purchase 10,000 shares of Common Stock, which will become fully exercisable on the first anniversary of such meeting. Each option will have an exercise price equal to the fair market value of the Common Stock on the automatic grant date and a maximum term of ten years, subject to earlier termination following the optionee's cessation of Board service. However, vesting will automatically accelerate in full upon (i) an acquisition of the Company by merger, consolidation or asset sale, (ii) a tender offer for more than 50% of the outstanding voting stock or proxy contest for Board membership or (iii) the death or disability of the optionee while serving as a Board member.

     Upon joining the Board of Directors in January 2001, Mr. Marshall was granted an option to purchase 80,000 shares of the Company's Common Stock under the 1998 Non-Employee Directors Stock Option Plan at an exercise price of $17.5625 per share subject to a four year vesting schedule.

     Directors who are also employees of the Company are eligible to receive options under the 1998 Equity Incentive Plan and are also eligible to participate in the Company's 1998 Employee Stock Purchase Plan.

Recommendation of the Board of Directors

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED HEREIN.


Other Executive Officers

     The following are additional executive officers of the Company. All executive officers serve at the discretion of the Board of Directors.

     Daniel A. Gaudreau, age 53, has been Senior Vice President, Finance and Administration and Chief Financial Officer since January 1999 and served as Vice President, Finance and Administration and Chief Financial Officer from February 1997 to January 1999. From January 1994 to February 1997, Mr. Gaudreau served as Vice President, Finance and Chief Financial Officer of Plantronics, Inc., a publicly traded telephone headset manufacturing company, where he was responsible for all financial and administrative operations. From January 1990 to January 1994, Mr. Gaudreau was Vice President, Finance and Chief Financial Officer at Ready Systems, an operating systems software company. Prior to that, Mr. Gaudreau spent two years at Apple Computer as the Controller of Fremont Manufacturing Operations, prior to which he spent 18 years at General Electric where he held various financial management positions. Mr. Gaudreau currently serves as director for privately held companies e.Remedy, Axis Systems, and Bit Micro. Mr. Gaudreau holds a B.S. in Industrial Management from Clarkson University.

     Hamid R. Bahadori, age 47, has been Senior Vice President, Engineering since January 1999 and served as Vice President, Engineering from May 1998 to January 1999. From June 1996 to March 1998, Mr. Bahadori served as Vice President, Engineering for Envive Corp., a privately held applications software company. Prior to that, Mr. Bahadori was a Senior Director of Software Products Development for Oracle from 1989 to 1996. Mr. Bahadori holds a B.S. in Applied Math and Electrical Engineering/Computer Science from Purdue University and an M.S. and Ph.D. in Computer Science from the University of California, Berkeley.

                                   PROPOSAL 2
                                   ----------

                    RATIFICATION OF INDEPENDENT ACCOUNTANTS

     The Company is asking the stockholders to ratify the appointment of Ernst & Young LLP, Independent Auditors as the Company's independent public accountants for the fiscal year ending December 31, 2001. The affirmative vote of the holders of a majority of shares present or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the appointment of Ernst & Young LLP.

     In the event the stockholders fail to ratify the appointment, the Board of Directors will reconsider its selection. Even if the appointment is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Board of Directors feels that such a change would be in the Company's and its stockholders' best interests.

     Ernst & Young LLP has audited the Company's financial statements since 1994. Its representatives are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

Audit Fees

     Ernst & Young LLP conducted an audit of the Company's annual financial statements for the fiscal year ended December 31, 2000 and the reviews of the financial statements included in the Company's quarterly reports for fiscal year ended December 31, 2000. For such services, the Company has agreed to pay Ernst & Young LLP fees totaling $247,619.

Recommendation of the Board of Directors

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 2.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of February 28, 2001, certain information with respect to shares beneficially owned by (i) each person who is known by the Company to be the beneficial owner of more than five percent of the Company's outstanding shares of Common Stock, (ii) each of the Company's directors, (iii) each of the Company's Named Executive Officers and (iv) all current directors and executive officers as a group. Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant) within sixty (60) days of the date as of which the information is provided; in computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person's actual voting power at any particular date.


                                                                        Shares Beneficially Owned (1)
                                                     -----------------------------------------------------------------
Name of Beneficial Owner                                    Number of Shares                   Percentage of Total
--------------------------------------------------   ----------------------------       ------------------------------
Franklin Resources, Inc. (2)......................               4,322,515                             7.4%
777 Mariners Island Boulevard
San Mateo, CA 94404
J. & W. Seligman & Co. Incorporated (3)...........               3,522,411                             6.0%
100 Park Avenue
New York, NY 10017
Pilgrim Baxter & Associates, Ltd. (4).............               3,175,500                             5.4%
825 Duportail Road
Wayne, PA 19087
T. Rowe Price Associates, Inc. (5)................               3,091,400                             5.3%
100 East Pratt Street
Baltimore, MD 21202
Nicolas C. Nierenberg (6).........................               4,959,644                             8.4%
c/o Actuate Corporation
701 Gateway Boulevard
South San Francisco, CA 94404
Peter I. Cittadini (7)............................               1,661,803                             2.8%
Daniel A. Gaudreau(8).............................                 727,183                             1.2%
Hamid R. Bahadori (9).............................                 768,323                             1.3%
George B. Beitzel (10)............................                  43,333                             *
Kenneth E. Marshall (11)..........................                       -                             *
Arthur A. Patterson (12)..........................               1,392,572                             2.4%
Steven D. Whiteman (13)...........................                 130,000                             *
All current directors and executive officers as
 a group (8 persons) (14).........................               9,677,858                            16.5%

_______________________
*  Less than 1%

(1) This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G filed with the Securities and Exchange Commission (the "Commission"). Beneficial ownership has been determined in accordance with the rules of the Commission and includes voting or investment power with respect to securities. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock. Applicable percentages are based on 58,503,221 shares outstanding on February 28, 2001, adjusted as required by rules promulgated by the Commission. Unless otherwise indicated, the business address of each beneficial owner listed is 701 Gateway Boulevard, South San Francisco, California, 94080.

(2) Based on Schedule 13 G/A filed with the Securities and Exchange Commission for the year ended December 31, 2000. Charles B. Johnson and Rupert H. Johnson, Jr. each own in excess of 10% of the outstanding Common Stock of Franklin Resources, Inc. and may be deemed to be, for purposes of Rule 13d-3 under the 1934 Act, the beneficial owner of the shares reported herein by Franklin Resources, Inc.

(3) Based on Schedule 13G filed with the Securities and Exchange Commission for the year ended December 31, 2000. William C. Morris, as the owner of the majority of the outstanding voting securities of J. & W. Seligman & Co. Incorporated, and may be deemed to be, for purposes of Rule 13d-3 under the 1934 Act, the beneficial owner of the shares reported herein by J. & W. Seligman & Co. Incorporated.

(4) Based on a Schedule 13G/A filed with the Securities and Exchange Commission for the year ended December 31, 2000. Of such shares, Pilgrim Baxter & Associates has the sole power to vote or to direct the vote of 1,123,900 shares.

(5) Based on Schedule 13G filed with the Securities and Exchange Commission for the year ended December 31, 2000. Of such shares, T. Rowe Price Advisors, Inc. has sole power to vote or to direct to the vote of 724,800 shares.

(6) Includes options exercisable into 656,792 shares of Common Stock within 60 days of February 28, 2001.

(7) Includes options exercisable into 686,951 shares of Common Stock within 60 days of February 28, 2001.

(8) Includes options exercisable into 156,825 shares of Common Stock within 60 days of February 28, 2001.

(9) Includes options exercisable into 677,823 shares of Common Stock within 60 days of February 28, 2001.

(10) Includes 5,000 shares held solely by Mr. Beitzel's wife. Mr. Beitzel disclaims beneficial ownership in such shares. Also includes options exercisable into 23,333 shares of Common Stock within 60 days of February 28, 2001.

(11) Mr. Marshall was granted an option to purchase 80,000 shares of Common Stock on January 11, 2001.

(12) Includes 22,576 shares held by Accel V L.P., 2,987 shares held by Accel Partners & Co., Inc., 3,012 shares held by Accel Investors 93' L.P., 345,960 shares held by Ellmore C. Patterson Partners, and 358,000 shares held by ACP Family Partnership. Mr. Patterson, a director of the Company, is a managing member of Accel V L.P., a general partner of Accel Partners & Co., Inc., managing member of Accel Investors 93' L.P., the sole general partner of Ellmore C. Patterson Partners and the sole general partner of ACP Family Partnership. Mr. Patterson disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein. Includes options exercisable into 10,000 shares of Common Stock within 60 days of February 28, 2001

(13) Includes options exercisable into 130,000 shares of Common Stock within 60 days of February 28, 2001.

(14) Includes options exercisable into 2,341,724 shares of Common Stock within 60 days of February 28, 2001.

               COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     The members of the Board of Directors, the executive officers of the Company and persons who hold more than 10% of the Company's outstanding Common Stock are subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended, which require them to file reports with respect to their ownership of the Company's Common Stock and their transactions in such Common Stock. Based upon (i) the copies of Section 16(a) reports that the Company received from such persons for their 2000 fiscal year transactions in the Common Stock and their Common Stock holdings and (ii) the written representations received from one or more of such persons that no annual Form 5 reports were required to be filed by them for the 2000 fiscal year, the Company believes that, with the following exceptions, all reporting requirements under Section 16(a) for such fiscal year were met in a timely manner by its executive officers and directors. On 1 occasion, Mr. Bahadori filed a late Form 4 with the Securities and Exchange Commission which reported 1 transaction. On one occasion, Mr. Gaudreau filed a late form 4 with the Securities and Exchange Commission which reported 1 transaction.

                EXECUTIVE COMPENSATION AND RELATED INFORMATION

                            Summary of Compensation

     The following table sets forth information with respect to compensation for the fiscal year ended December 31, 2000 paid by the Company for services to the Company by the Company's Chief Executive Officer and the Company's three other highest paid executive officers whose total salary and bonus for such fiscal year exceeded $100,000 (collectively, the "Named Executive Officers"):

                                                                                                             Long-Term
                                                                                                            Compensation
                                                                                                               Awards
                                                                     Annual Compensation                      Number of
                                                  --------------------------------------------------------   Securities
                                                                                            Other Annual     Underlying
Name and Principal Position             Year             Salary $            Bonus $        Compensation $     Options
---------------------------             ----             --------            -------        --------------     -------
Nicolas C. Nierenberg..................2000              $200,000            $285,000        $18,000/(2)/       637,626
  Chairman of the Board and            1999              $200,000            $100,000              0                  -
  Chief Architect/(1)/                 1998              $183,365            $181,576              0            400,000

Peter I. Cittadini.....................2000              $200,000            $400,000        $18,000/(2)/       679,118
  President and Chief                  1999              $200,000            $100,000              0                  -
  Executive Officer                    1998              $183,461            $181,576              0            720,000

Daniel A. Gaudreau.....................2000              $200,000            $170,000        $18,000/(2)/        40,092
  Senior Vice President,               1999              $200,000            $120,000              0            160,000
  Finance and Administration and       1998              $181,756            $ 95,209              0            180,000
  Chief Financial Officer

Hamid R. Bahadori......................2000              $200,000            $200,000        $22,981/(3)/        40,156
  Senior Vice President,               1999              $200,000            $120,000              0            160,000
  Engineering                          1998              $118,205(4)         $ 62,951              0            660,000

__________
     (1) Mr. Nierenberg served as the Company's Chief Executive Officer until August 1, 2000.
     (2)  Represents automobile allowance for 2000.
     (3) Represents an $18,000 automobile allowance and $4,981 for financial planning services.
     (4)  Mr. Bahadori commenced employment on May 27, 1998.

     The following table contains information concerning the stock option grants made to each of the Named Executive Officers for 2000. No stock appreciation rights were granted to these individuals during such year.


                                             Option Grants in Last Fiscal Year

                                                   Individual Grants                                  Potential Realizable
                         ----------------------------------------------------------------------          Value at Assumed
                                              % of Total                                                  Annual Rates of
                             Number of          Options                                                     Stock Price
                            Securities        Granted to                                                   Appreciation
                            Underlying       Employees in                                               for Option Term (5)
                              Options           Fiscal         Exercise Price     Expiration            -------------------
Name                          Granted           2000 (3)       Per Share (4)         Date               5%            10%
---------------               -------          ---------       -------------         ----               --            ---
Nicolas C. Nierenberg...    600,000(1)            7.7%            $19.281           1/11/10         $7,275,430    $18,437,369
                             37,626(2)            0.5%            $19.281           1/11/10         $  456,242    $ 1,156,207

Peter I. Cittadini......    600,000(1)            7.7%            $19.281           1/11/10         $7,275,430    $18,437,369
                             79,118(2)            1.0%            $19.281           1/11/10         $  959,362    $ 2,431,213

Daniel A. Gaudreau......     40,092(2)            0.5%            $19.281           1/11/10         $  486,144    $ 1,231,985

Hamid R. Bahadori.......     40,156(2)            0.5%            $19.281           1/11/10         $  486,920    $ 1,233,952

     ________________
     (1) Such options vest as follows: 1/4 of the shares vest on the first anniversary of the vesting commencement date and 1/48 of the shares vest on each monthly anniversary of the vesting commencement date thereafter. Each of the options has a ten year term, subject to earlier termination in the event of the optionee's cessation of service with the Company.
     (2) Such options vest as follows: Option becomes fully exercisable 1 year from vesting commencement date. Each of the options has a ten year term, subject to earlier termination in the event of the optionee's cessation of service with the Company.
     (3) Based on an aggregate of 7,800,556 options granted to employees of the Company during fiscal 2000.
     (4) The exercise price is equal to the closing price of the Company's Common Stock as reported on the Nasdaq Stock Market on the date of grant.
     (5) The potential realizable value is calculated based on the term of the option at the time of grant (ten years). Stock price appreciation and potential realizable values at 5% and 10% appreciation are calculated in accordance with Section 402 of Regulation S-K under the Securities Act of 1933, as amended, and do not represent the Company's prediction of its stock price performance.

          The following table sets forth for each of the Named Executive Officers the number of shares, the value realized upon exercise of options during the fiscal year and the number and value of securities underlying unexercised options that are held by the Named Executive Officers as of December 31, 2000.

                 Aggregate Option Exercises in Last Fiscal Year
                       and Fiscal Year-End Option Values


                                                            Number of Securities
                                                                 Underlying             Value of Unexercised
                                                           Unexercised Options at     In-the-Money Options at
                                Shares                       December 31, 2000         December 31, 2000 (1)
                               Acquired       Value      --------------------------  --------------------------
            Name              On Exercise    Realized    Exercisable  Unexercisable  Exercisable  Unexercisable
            ----              -----------    --------    -----------  -------------  -----------  -------------
Nicolas C. Nierenberg.......      355,000  $  9,753,255      405,000        877,626   $7,142,650     $3,742,500
Peter I. Cittadini..........            0             -      384,000      1,015,118   $6,432,989     $5,239,483
Daniel A. Gaudreau..........       51,998  $    699,430       94,002        234,156   $1,299,925     $2,578,303
Hamid R. Bahadori...........      115,000  $  2,412,132      609,000        296,156   $9,802,681     $3,098,237

_____________
(1) Based on the fair market value of the Company's Common Stock as of December 29, 2000 ($19.125 per share), less the exercise price payable for such shares.

Employment Agreements and Change of Control and Severance Arrangements

          Pursuant to an agreement entered into between the Company and Daniel
A. Gaudreau, the Company's Senior Vice President, Finance and Administration and Chief Financial Officer, upon a merger or acquisition Mr. Gaudreau will automatically vest in 50% of his remaining unvested options to purchase shares of the Company's Common Stock.

          Under the Company's 1998 Equity Incentive Plan, upon a Change in Control, an award will become fully vested as to all shares subject to such award if such award is not assumed by the surviving corporation or its parent and the surviving corporation or its parent does not substitute such award with another award of substantially the same terms. In the event of an involuntary termination of a participant within 12 months following a Change in Control, the vesting of an award will accelerate in full.

          A Change in Control includes (i) a merger or consolidation of the Company after which the Company's then current stockholders own less than 50% of the surviving corporation, (ii) sale of all or substantially all of the assets of the Company, (iii) a proxy contest that results in replacement of more than one-third of the directors over a 24-month period or (iv) acquisition of 50% or more of the Company's outstanding stock by a person other than a trustee of any of the Company's employee benefit plans or a corporation owned by the stockholders of the Company in substantially the same proportions as their stock ownership in the Company.

                         COMPENSATION COMMITTEE REPORT

     The Compensation Committee of the Company's Board of Directors (the "Compensation Committee" or the "Committee") has the exclusive authority to establish the level of base salary payable to the Chief Executive Officer ("CEO") and certain other executive officers of the Company and to administer the Company's 1998 Equity Incentive Plan, 1998 Employee Stock Purchase Plan and 1998 Non-Employee Directors Option Plan. In addition, the Committee has the responsibility for approving the individual bonus programs to be in effect for the CEO and certain executive officers each fiscal year.

     For the 2000 fiscal year, the Compensation Committee determined executive officer compensation. The process utilized by the Compensation Committee in determining executive officer compensation levels was based on the subjective judgment of the Committee. Among the factors considered by the Committee were the recommendations of the CEO with respect to the compensation of the Company's key executive officers. However, the Committee made the final compensation decisions concerning such officers.

     General Compensation Policy. The Committee's fundamental policy is to offer the Company's executive officers competitive compensation opportunities based upon overall Company performance, their individual contribution to the financial success of the Company and their personal performance. It is the Committee's objective to have a substantial portion of each officer's compensation contingent upon the Company's performance, as well as upon his or her own level of performance. Accordingly, each executive officer's compensation package consists of: (i) base salary, (ii) cash bonus awards and (iii) long-term stock-based incentive awards.

     Base Salary. The base salary component of total compensation is primarily designed to attract, motivate, reward and retain highly skilled executives and to compensate executives competitively within the industry and the marketplace. Each individual's base pay is positioned relative to the total compensation package, including cash incentives and long-term incentives.

     Annual Cash Bonuses. Each executive officer has an established cash bonus target. The annual bonuses for executive officers are distributed on the basis of the Company's achievement of the financial performance targets established at the start of the fiscal year. The corporate goals set for the 2000 bonuses were based on the achievement of quarterly and annual revenue targets. Actual bonuses paid reflect the Company's actual level of accomplishment of such financial targets.

     Long-Term Incentive Compensation. During fiscal 2000, the Board, in its discretion, made option grants to Messrs. Bahadori, Cittadini, Gaudreau, and Nierenberg under the Company's 1998 Equity Incentive Plan. Generally, a significant grant is made in the year that an officer commences employment. Thereafter, option grants may be made at varying times and in varying amounts in the discretion of the Committee. Generally, the size of each grant is set at a level that the Committee deems appropriate to create a meaningful opportunity for stock ownership based upon the individual's position with the Company, the individual's potential for future responsibility and promotion, the individual's performance in the recent period and the number of unvested options held by the individual at the time of the new grant. The relative weight given to each of these factors will vary from individual to individual at the Committee's discretion.

     Each grant allows the officer to acquire shares of the Company's Common Stock at a fixed price per share (the market price on the grant date) over a specified period of time. Options typically vest in installments over a four year period, contingent upon the executive officer's continued employment with the Company. The vesting schedule and the number of option shares granted are established to ensure a meaningful incentive in each year following the year of grant. Accordingly, the option will provide a return to the executive officer only if he or she remains in the Company's employ, and then only if the market price of the Company's Common Stock appreciates over the option term.

     CEO Compensation. The annual base salary for Mr. Nierenberg, the Company's Chief Executive Officer, through July 2000 and Mr. Cittadini, the Company's Chief Executive Officer for the remainder of 2000 was established by the Board on January 13, 2000. The Board's decision was made primarily on the basis of each individual's performance of his duties.

     The cash bonus portion of the Chief Executive Officer's 2000 fiscal year compensation was entirely dependent upon the Company's financial performance and provided no dollar guarantees. The bonus paid to the Chief Executive Officer for the fiscal year was based on the same incentive plan for all other executive officers. Specifically, a target cash bonus was established at the beginning of the fiscal year using an agreed-upon formula based on Company financial performance. Each year, the cash bonus portion of the Chief Executive Officer's compensation plan is reevaluated with new financial performance targets established.

     Tax Limitation. Under the Federal tax laws, a publicly-held company such as the Company will not be allowed a federal income tax deduction for compensation paid to certain executive officers to the extent that compensation exceeds $1 million per officer in any year. To qualify for an exemption from the $1 million deduction limitation, the stockholders were asked to approve a limitation under the Company's 1998 Equity Incentive Plan on the maximum number of shares of Common Stock for which any one participant may be granted stock options per calendar year. Because this limitation was adopted, any compensation deemed paid to an executive officer when he exercises an outstanding option under the 1998 Equity Incentive Plan with an exercise price equal to the fair market value of the option shares on the grant date will qualify as performance-based compensation that will not be subject to the $1 million limitation. The Committee will defer any decision on whether to limit the dollar amount of all other compensation payable to the Company's executive officers to the $1 million cap.

                                        COMPENSATION COMMITTEE
                                        George B. Beitzel
                                        Steven D. Whiteman


          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee of the Company's Board of Directors was formed in July 1998, and the members of the Compensation Committee are Messrs. Beitzel and Whiteman. Neither of these individuals was at any time during 2000, or at any other time, an officer or employee of the Company. No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

                       REPORT OF THE AUDIT COMMITTEE/1/


The following is the report of the Audit Committee with respect to the Company's audited financial statements for the fiscal year ended December 31, 2000.

The Audit Committee has reviewed and discussed the Company's audited financial statements with management. The Audit Committee has discussed with Ernst & Young LLP, the Company's independent accountants, the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees which includes, among other items, matters related to the conduct of the audit of the Company's financial statements. The Audit Committee has also received written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1 which relates to the accountant's independence from the Company and its related entities, and has discussed with Ernst & Young LLP their independence from the Company.

The Audit Committee acts pursuant to the Audit Committee Charter, a copy of which is attached as Appendix "1" to this Proxy Statement. Each of the members of the Audit Committee qualifies as an "independent" Director under the current listing standards of National Association of Securities Dealers.

Based on the review and discussions referred to above, the Audit Committee recommends to the Company's Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000.

                                               AUDIT COMMITTEE
                                               George B. Beitzel
                                               Arthur C. Patterson
                                               Steven D. Whiteman


___________________
/1/ The material in this report is not "soliciting material," is not deemed filed with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

STOCK PERFORMANCE GRAPH

     The graph set forth below compares the cumulative total stockholder return on the Company's Common Stock between July 17, 1998 (the date the Company's Common Stock commenced public trading) and December 29, 2000 with the cumulative total return of (i) the Nasdaq Stock Market (U.S.) Index and (ii) the JP Morgan H&Q Computer Software Index, over the same period. This graph assumes the investment of $100.00 on July 17, 1998 in the Company's Common Stock, the Nasdaq Stock Market (U.S.) Index and the JP Morgan H&Q Computer Software Index, and assumes the reinvestment of dividends, if any.

     Comparison of Cumulative Total Return on Investment Since July 17, 1998

                                              Cumulative Total Return
                                      --------------------------------------
                                      07/17/1998   12/98     12/99     12/00

ACTUATE CORPORATION                     100.00    179.55    779.55    695.45
NASDAQ STOCK MARKET (U.S.)              100.00    110.70    205.73    123.78
JP MORGAN H & Q COMPUTER SOFTWARE       100.00     97.09    220.90    165.15

     The Company effected its initial public offering of Common Stock on July 17, 1998 at a price of $2.75 per share. The closing stock price on December 29, 2000, was $19.125. These share prices are adjusted to reflect the 1999 Stock Split and 2000 Stock Split.

     The comparisons shown in the graph are based upon historical data. The Company cautions that the stock price performance shown in the preceding graph is not indicative of, nor intended to forecast, the potential future performance of the Company's Common Stock.

     Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate this Proxy Statement or future filings made by the Company under those statutes, the Compensation Committee Report and Stock Performance Graph shall not be deemed filed with the Securities and Exchange Commission and shall not be deemed incorporated by reference into any of those prior filings or into any future filings made by the Company under those statutes.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Mr. Beitzel, a director of the Company, is a director for Deutsche Bank. During 2000, the Company entered into several agreements with Deutsche Bank for the license of Company software and to provide related services. The aggregate amount of services and license fees paid by Deutsche Bank to the Company during 2000 was $419,580.

     Mr. Whiteman, a director of the Company, is a director of Unify Corporation. During 2000, the Company entered into a software licensing agreement with Unify Corporation whereby the Company acquired the right to use, market and resell certain Unify software products. Also during 2000, the Company entered into a second software licensing agreement with Unify whereby Unify acquired the right to use, market and resell certain Company software products. There was no financial impact to the Company as a result of entering into these agreements.

     In December, 2000, the Company purchased 749,337 shares of Class B Preferred Shares of Internetivity Inc., for a price of $500,000.00. Mr. Nierenberg, the Company's Chairman of the Board and Chief Architect was elected to the Board of Directors for Internetivity in connection with the purchase of shares. During 2000, pursuant to a software license agreement whereby the Company has the right to use, market and sublicense Internetivity software, the Company paid Internetivity $686,500 in license and services fees.

     During 2000, the Company paid SkyFarm LLC $240,000 for transportation services. Mr. Nierenberg, the Company's Chairman of the Board and Chief Architect, is the General Partner for SkyFarm.

     The Company's Bylaws provide that the Company shall indemnify its directors and officers to the fullest extent permitted by Delaware law, including in circumstances in which indemnification is otherwise discretionary under Delaware law. The Company's Certificate of Incorporation limits the liability of its directors for monetary damages arising from a breach of their fiduciary duty as directors, except to the extent otherwise required by the Delaware General Corporation Law. Such limitation of liability does not affect the availability of equitable remedies such as injunctive relief or rescission.

     The Company has entered into indemnification agreements with its directors containing provisions that may require the Company, among other things, to indemnify such directors against certain liabilities that may arise by reason of their status or service as directors (other than liabilities arising from willful misconduct of a culpable nature) and to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified. The Company also maintains insurance policies covering officers and directors under which the insurers agree to pay, subject to certain exclusions, for any claim made against the directors and officers of the Company for a wrongful act that they may become legally obligated to pay for or for which the Company is required to indemnify the officers or directors.

                 STOCKHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

Proposals of stockholders intended to be presented at the 2002 Annual Meeting of Stockholders of the Company must be received by the Company at its offices at 701 Gateway Boulevard, South San Francisco, California 94080, Attn: William P. Garvey, General Counsel and Secretary, not later than December 24, 2001 and satisfy the conditions established by the Securities and Exchange Commission for stockholder proposals to be included in the Company's proxy statement for that meeting. Pursuant to new amendments to Rule 14a-4(c) of the Securities Exchange Act of 1934, as amended, a stockholder proposal intended to be presented at the 2002 Annual Meeting of Shareholders of the Company must be received by the Company at its offices at 701 Gateway Boulevard, South San Francisco, California 94080, Attn: William P. Garvey, General Counsel and Secretary, not later than February 24, 2002 in order for proxy holders to be allowed to use their discretionary voting authority to vote on such proposal when the proposal is raised at the 2002 Annual Meeting of Stockholders, even though there is no discussion of such proposal in the Company's proxy statement for that meeting.


                                 OTHER MATTERS

     The Board knows of no other matters to be presented for stockholder action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting or any adjournments or postponements thereof, the Board intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

     The Company will mail without charge, upon written request, a copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000. Requests should be sent to Actuate Corporation, 701 Gateway Boulevard, South San Francisco, California 94080, Attn: Investor Relations.

                                    BY ORDER OF THE BOARD OF DIRECTORS,


                                    /s/ Nicolas C. Nierenberg
                                    Nicolas C. Nierenberg
                                    Chairman of the Board
                                    and Chief Architect

South San Francisco, California
April 23, 2001

--------------------------------------------------------------------------------
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE ANNUAL MEETING. IF YOU DECIDE TO ATTEND THE ANNUAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING.

THANK YOU FOR YOUR ATTENTION TO THIS MATTER. YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING.
--------------------------------------------------------------------------------

                                  Appendix 1
                                  ----------

Actuate Corporation Audit Committee Charter

     Organization

     This charter governs the operations of the Actuate Corporation audit committee. The committee shall review and reassess the charter at least annually and obtain the approval of the board of directors. The committee shall be appointed by the board of directors and shall comprise at least three directors, each of whom are independent of management and the Company. Members of the committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the company. All committee members shall be financially literate, or shall become financially literate within a reasonable period of time after appointment to the committee, and at least one member shall have accounting or related financial management expertise.

     Statement of Policy

     The audit committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the board. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors and management of the Company. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

     Responsibilities and Processes

     The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the board and report the results of their activities to the board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

     The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

 .    The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit committee, as representatives of the Company's stockholders. The committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the committee shall review and recommend to the board the selection of the Company's independent auditors, subject to stockholders' approval.

 .    The committee shall discuss with the independent auditors the overall scope and plans for their audits including the adequacy of staffing and compensations. Also, the committee shall discuss with management and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the committee shall meet separately with and the independent auditors, with and without management present, to discuss the results of their examinations.

 .    The committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purposes of this review.

 .    The committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to stockholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

                           ACTUATE CORPORATION PROXY

             701 Gateway Boulevard, South San Francisco, CA 94080

    This Proxy is Solicited on Behalf of the Board of Directors of Actuate
                                  Corporation

        for the Annual Meeting of Stockholders to be held May 30, 2001


          The undersigned holder of Common Stock, par value $0.001, of Actuate Corporation (the "Company") hereby appoints Peter I. Cittadini and Daniel A. Gaudreau, or either of them, proxies for the undersigned, each with full power of substitution, to represent and to vote as specified in this Proxy all Common Stock of the Company that the undersigned stockholder would be entitled to vote if personally present at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Wednesday, May 30th, 2001 at 9:00 a.m. local time, at the Company's principal executive offices located at 701 Gateway Boulevard, South San Francisco, California, and at any adjournments or postponements of the Annual Meeting. The undersigned stockholder hereby revokes any proxy or proxies heretofore executed for such matters.

          This proxy, when properly executed, will be voted in the manner as directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS, FOR PROPOSAL 2, AND IN THE DISCRETION OF THE PROXIES AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. The undersigned stockholder may revoke this proxy at any time before it is voted by delivering to the Corporate Secretary of the Company either a written revocation of the proxy or a duly executed proxy bearing a later date, or by appearing at the Annual Meeting and voting in person.

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE DIRECTORS AND "FOR" PROPOSAL 2.

          PLEASE MARK, SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED RETURN ENVELOPE. If you receive more than one proxy card, please sign and return ALL cards in the enclosed envelope.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

                                   (Reverse)
                              ACTUATE CORPORATION

[X]     Please mark votes
        as in this example

1. To elect the following directors to serve for a term ending upon the 2002 Annual Meeting of Stockholders or until their successors are elected and qualified:

Nominees: George B. Beitzel, Peter I. Cittadini, Kenneth E. Marshall, Nicolas C. Nierenberg, Arthur C. Patterson, and Steven D. Whiteman


 FOR    WITHHELD        For all nominees, except for
                        nominees written below.

 [_]      [_]           [_]


                        _______________________
                        Nominee exception(s).


2.  To ratify the appointment of Ernst &            FOR     AGAINST    ABSTAIN
    Young LLP, Independent Auditors as the
    Company's independent public accountants        [_]       [_]        [_]
    for the fiscal year ending December 31, 2001.


In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

The undersigned acknowledges receipt of the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.


Signature:_________________________ Signature (if held jointly):________________
Date:___________, 2001

Please date and sign exactly as your name(s) is (are) shown on the share certificate(s) to which the Proxy applies. When shares are held as joint-tenants, both should sign. When signing as an executor, administrator, trustee, guardian, attorney-in fact or other fiduciary, please give full title as such. When signing as a corporation, please sign in full corporate name by President or other authorized officer.